NASDAQ:PETD
Petroleum Development Corporation
2009 Third Quarter Teleconference
November 5, 2009
Richard W. McCullough, Chairman & CEO
Gysle R. Shellum, Chief Financial Officer
Barton R. Brookman, SVP Exploration &
Production

See Slide 2 regarding Forward Looking Statements

The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Petroleum Development Corporation;
actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Petroleum
Development Corporation.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the Company’s 2008 annual report on Form 10-K and in subsequent Form 10-Qs. All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
The SEC permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The Company uses in this presentation the terms
“probable” and “possible” reserves, which SEC guidelines prohibit in filings of U.S. registrants. Probable reserves are unproved reserves that are more likely than not to be recoverable. Possible reserves are unproved reserves that are less likely to be recoverable than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition, the Company’s reserves and production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.
Disclaimer

See Slide 2 regarding Forward Looking Statements

Rick McCullough
Chairman & Chief Executive Officer

See Slide 2 regarding Forward Looking Statements

STRATEGIC ASSESSMENT:
DEVELOPING STRATEGIES
Scale and Cost Control
 • Control / reduce CAPEX/OPEX through strategic negotiations
 • Gain scale / mediate cost sensitivity in basins which are highly sensitive to commodity pricing (particularly Wattenberg)

Alternative Capital Sources
 • Pursue joint ventures in emerging Shale plays
 • Position the Company financially to capitalize on strategic alternatives which could drive shareholder value creation

Financial Focus
 • Implement long-term hedging strategy to mitigate risk and solidify value preservation

Diversify and Increase Projects
 • Continue to monitor/assess acquisition and divestiture
 opportunities, and enhance A&D capabilities

See Slide 2 regarding Forward Looking Statements
2009 Corporate Update

 • Completed Appalachian Joint Venture with Lime Rock Partners
 • PDC Mountaineer, LLC is the new JV company
 • Mr. Dewey Gerdom appointed Chief Executive Officer of the JV
 • PDC received $45 million as return of capital at closing
 • Lime Rock to contribute total obligation of $113.5 million by early-to-mid 2011
 • Equity Offering Completed in August 2009
 • 4.3 million shares issued, for net proceeds of $48.5 million
 • Equity provides greater financial flexibility to pursue strategic objectives, and provides a cushion against a downside commodity price scenario
 • 83% of offering was placed with 36 new institutional investors
 • Extended Hedged Position through 2013
 • 70% - 80% of PDP production hedged through 2013
 • NYMEX swaps at $6.68 in 2011; swaps and collars in 2012 - 2013 with swaps at $6.99 in 2012; $7.11 in 2013, and collars $6.00 - $8.50 range
 • Swapped oil at $81 - $85 in 2010 - 2011, and added collars of $73-$104 range through 2013

See Slide 2 regarding Forward Looking Statements
PDC / Lime Rock Joint Venture Overview

Summary:	PDC and Lime Rock Partners (LRP) announced the formation of PDC Mountaineer, LLC, to develop PDC’s Appalachian Marcellus Shale and Shallow Devonian assets
Consideration:	PDC Appalachia assets valued at approximately $158.5 million
Terms:	LRP funded $45 million as return of capital at closing. PDC has an option to take a second cash contribution of $11.5 million by year-end 2010
PDC LRP	Contributes $158.5 MM, withdraws $45 MM for net equity of $113.5 MM Contributes $45 MM, future capital commitment of $68.5 MM equalizes equity at $113.5 MM
Operations:
Mr. Dewey Gerdom has been appointed Chief Executive Officer of the JV. PDC has designated approximately ninety of its employees to directly support the JV, which will be headquartered in Bridgeport, West Virginia

AMI:	PDC and LRP to form a limited Area of Mutual Interest to jointly develop Marcellus acreage (existing and future)
Governance:	JV Board will have equal representation from PDC and LRP

See Slide 2 regarding Forward Looking Statements
• Marcellus shale is a leading shale gas play with strong economics and production growth profile
• Accelerates development of existing PDC acreage
• Provides capital to capture new leasehold in Marcellus fairway
• Lime Rock Partners brings substantial oil and gas expertise and history of successful energy investments
• PDC initial $45 million return of capital provides cash to pay down debt to offset reduction in borrowing base at PDC
• Bank approval with reduced borrowing base to $305 million without Appalachia assets;
 • $45 million distribution to PDC at closing; no net change in PDC corporate liquidity
 • PDC does not expect the borrowing base to be adjusted in November redetermination
• PDC Mountaineer, LLC to operate assets via service agreements with PDC
Joint Venture Rationale

Petroleum Development Corporation

$/Mcfe
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$9.28
$7.51
$7.52
$8.95
Q1 2009
Q2 2009
Q3 2009
Q4 2009

See Slide 2 regarding Forward Looking Statements
Quarterly Realized Hedge Price

See Slide 2 regarding Forward Looking Statements
Corporate Summary

• Third quarter 2009 results in-line with previous guidance
 – Adjusted Net Loss about break-even at ($2.8 MM)
 – Adjusted Cash Flow from Operations of $37.3 MM
• Hedging activity continues to provide cash flow certainty

• PDC Team maintains focus on operational enhancements and is prepared to capitalize on market recovery as it unfolds
• Another good quarter of cash flow per share and production performance
• Liquidity at approximately $200 million as of October 31, 2009

See Slide 2 regarding Forward Looking Statements

Bart Brookman
Senior V.P. Exploration & Production

Petroleum Development Corporation

4%
9%
87%
Rocky Mountains
Michigan Basin
Appalachian Basin

See Slide 2 regarding Forward Looking Statements

Core Operating Regions
Q3 2009 Production Summary
See Slide 2 regarding Forward Looking Statements
Rocky Mountains
2008 Production:  1.6 Bcfe
1st Q 2009 Production 0.3 Bcfe
2nd Q 2009 Production 0.4 Bcfe
3rd Q 2009 Production 0.4 Bcfe
Michigan Basin
2008 Production:  3.9 Bcfe
1st Q 2009 Production 1.0 Bcfe
2nd Q 2009 Production 1.0 Bcfe
3rd Q 2009 Production 1.0 Bcfe
Appalachian Basin
2008 Production:    33.2 Bcfe
1st Q 2009 Production 9.9 Bcfe
2nd Q 2009 Production 9.8 Bcfe
3rd Q 2009 Production 9.5 Bcfe
Q3 2009 Production
10.9 Bcfe
• 7.5% increase over 3rd
 Quarter 2008
• 117 MMcfe average daily
 production rate during Q3 2009
Note: Does not include impact of Marcellus Joint Venture.

Petroleum Development Corporation

2009 Production Forecast

2009 Production Forecast
Bcf Equivalents
12
10
8
6
4
2
0
1Q
2Q
3Q
4Q
Forecast
Actual

See Slide 2 regarding Forward Looking Statements

• Estimated 2009 production of
 43.1 Bcfe
• Q4 production forecast adjusted
 for recent Marcellus JV
• Actual production slightly above
 forecast
• Wattenberg production and
 completions continue to exceed
 expectations
• Strong production optimization
 efforts underway

Petroleum Development Corporation

2009 Drilling Program

40
35
30
25
20
15
10
5
0
# of Wells Drilled
1Q
2Q
3Q
4Q
Forecast
Actual

See Slide 2 regarding Forward Looking Statements

2009 Drilling Activity
• Plan 103 gross wells in 2009
• 23 gross wells in Q3
• 83% of 2009 wells are planned
 for the Wattenberg field
• Seven vertical Marcellus wells
 drilled to date

See Slide 2 regarding Forward Looking Statements

2009 CAPEX
($ in millions)
	Actual Nine Months Ended September 30, 2009	Estimated Three Months Ended December 31, 2009	Estimated Total 2009
Net Development Capital	$66	$13	$79
Exploration, Land, G&G	10	3	13
Acquisitions	6	1	7
Miscellaneous Capital	8	1	9
Total Net Capital	$90	$18	$108

See Slide 2 regarding Forward Looking Statements
Lease Operating Expenses

Lifting Cost Improvements (per Mcfe)
	Twelve Months Ended December 31, 2008	Three Months Ended September 30, 2009	Nine Months Ended September 30, 2009	Year-to-Date % Variance 2008 vs. 2009
Direct Well Expenses	$0.84	$0.55	$0.55	-35%
Indirect Well Expenses	$0.23	$0.24	$0.24	4%
Lifting Cost ($ per Mcfe)	$1.07	$0.79	$0.79	-26%

Production Taxes	$0.48	$0.24	$0.22	-54%
Well Operations Segment	$0.15	$0.17	$0.16	7%
Overhead and Other Production Expenses	$0.32	$0.19	$0.21	-34%
Oil & Gas Production and Well Operations Costs	$2.02	$1.39	$1.37	-32%

See Slide 2 regarding Forward Looking Statements
Q3 2009 Operating Highlights
• Marcellus Update
 – 55,000 net acres
 – Seven vertical wells drilled YTD
 – Completed ten square mile 3D seismic shoot in West Virginia
 – Engineering near completion on 1st horizontal Marcellus well
 • Scheduled Q1 2010
 – Recent formation of Marcellus JV
• Operating one drilling rig in Wattenberg
• Continued focus on capital and LOE reductions
• Production slightly above expectations

See Slide 2 regarding Forward Looking Statements

Gysle Shellum
Chief Financial Officer

Petroleum Development Corporation

- Adjusted Cash Flow from Operations[2] decreased to $37.3 MM in Q3 2009 from $37.7 MM in Q2 2009, primarily

See Slide 2 regarding Forward Looking Statements

Q3 2009 Highlights
• Realized hedging gains from production of $23.2 MM
 for Q3 2009

• Key financial metrics (comparison to Second Quarter 2009):
 – Average realized prices (including realized gains/losses on derivatives) per Mcfe were $6.02 in Q3 2009, a 3% increase
 from $5.87 per Mcfe in Q2 2009

 – Average Lifting Costs per Mcfe increased 23% to $0.79 in
 Q3 2009 from $0.64 in Q2 2009(1), however for nine
 months ended 9/30/09 costs have decreased approximately
 26%

(1) The Q2 2009 average lifting cost includes a benefit for the reimbursement of costs incurred in Q1 2009.
(2) See appendix for reconciliation to GAAP.

See Slide 2 regarding Forward Looking Statements

Summary Financial Results
($ in millions, except for per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
O&G Revenues	$44.0	$99.4	$125.3	$265.6
O&G Production & Well Operating Costs	$15.2	$22.6	$45.6	$62.1
O&G Operating Margins(1)	$28.8	$76.8	$79.7	$203.5
Net Income (Loss)	($24.5)	$126.9	($63.3)	$72.3
Earnings (Loss) per Diluted Share	($1.44)	$8.55	($4.07)	$4.86
Adjusted Net Income (Loss)(2)	($2.8)	$20.8	($2.4)	$46.6
Adjusted Cash Flow from Operations(2)	$37.3	$59.1	$114.7	$158.7
Adjusted Cash Flow from Operations (per share) (2)	$2.20	$3.98	$7.39	$10.68
DD&A	$32.3	$28.6	$100.5	$71.9
G&A	$9.6	$8.1	$36.5	$27.2
(1) O&G operating margins is defined as O&G sales less O&G production and well operations costs.
(2) See appendix for reconciliation to GAAP.

Petroleum Development Corporation

38%
47%
PETD at 9/30/09
Peer Group at 6/30/09

2.15x
2.41x
PETD at 9/30/09
Peer Group at 6/30/09

$/Mcfe
PETD at 9/30/09
Peer Group at 6/30/09

$203
$106
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

See Slide 2 regarding Forward Looking Statements
Note: The revolver due in 2012 has a borrowing base size of $305 million.
Relative Balance Sheet Strength (1)
❑PDC’s leverage and coverage measures
 compare favorably to its peer group
❑PDC’s leverage and coverage measures
 compare favorably to “BB” credits.
❑PDC is a ‘B’ credit due to its smaller size
 and scale
❑Maturity schedule reflects:
 ❑ Mitigation of liquidity risk
 ❑ Diversification of funding sources
Debt/Book Capitalization
Debt/Proved Reserves
Maturity Profile
Debt/LTM EBITDA
20
Revolver
Senior Notes
In $millions
Source: EnerCom, June 2009
PDC Peer Group: BBG, BRY, COG, GDP, KWK, PLLL, PVA, ROSE, WLL

$0.41
$0.88
(1) On 10/29/09 the borrowing base was reduced from $350 MM to $305 MM as a result of the JV. Debt balance is pro-forma to include $45 MM loan repayment due to JV distribution.

- $202.4 MM available liquidity

$400
$300
$200
$100
$0
($ in millions)

See Slide 2 regarding Forward Looking Statements

• $305 million revolver matures
 May 22, 2012 (1)

• Maturity schedule reflects:
 – Mitigation of liquidity risk

 – Diversification of funding
 sources

• As of September 30, 2009:
 – $151 MM drawn balance
 – $18.7 MM undrawn LC
 – $22.1 MM cash balance
• November 2009 borrowing
 base redetermination
Debt Maturity Schedule
(as of September 30, 2009)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
$106
$203
$305
(1) On 10/29/09 the borrowing base was reduced from $350 MM to $305 MM as a result of the JV. Debt balance is pro-forma to include $45 MM loan repayment due to JV distribution.

Colorado Liquids, 3%
Northern Border, 1%
Mich-Con, 4%
San Juan Basin / Southern California, 15%
Colorado Interstate Gas (CIG), 37%
Mid Continent, 13%
NYMEX, 9%
Crude Oil, 18%

See Slide 2 regarding Forward Looking Statements

Energy Market Exposure
See Slide 2 regarding Forward Looking Statements
Percentage of Mcfe Sold by Market
(for Three Months Ended September 30, 2009)

See Slide 2 regarding Forward Looking Statements
Oil and Gas Hedges
in Place as of October 27, 2009
2009
2010
2011
Weighted Average Hedge Price (Mcfe)(1)
With Floors
$8.95
$7.84
$6.85
With Ceilings
$10.79
$8.77
$7.74
% of Forecasted Production(1)
81%
79%
78%
Weighted Avg Forward Price(2)
$5.53
$6.63
$7.15
Weighted Avg Price of Forecasted
Production(3)
$8.32
$7.59
$6.91
Weighted Avg Price of Forecasted
Production
Assuming 15% increase in Production
$7.95
N/A
N/A
(1) Based on 9/30/09 PDP
(2) Based on forward curves as of 9/30/2009
(3) Blended price for forecasted production at hedged and at forward prices

Petroleum Development Corporation

$250
$200
$150
$100
$50
$0
$ in Millions
$37.7
Q1
$41.4
$59.1
$59.2
$40.4
$95.6
2009, by Quarter
2008, by Quarter
Full Year 2007

See Slide 2 regarding Forward Looking Statements
Q1
Q2
Q3
Q4

Adjusted Cash Flow
from Operations
 • Adjusted cash flow from operations is defined as cash flow from operations before working capital changes
Note: See appendix for reconciliation to GAAP.
$200.1
Q2
Q3
$37.3
$39.8
2009 Guidance Range:
$131 MM - $145 MM

See Slide 2 regarding Forward Looking Statements

A P P E N D I X
2009 Financial Results

See Slide 2 regarding Forward Looking Statements

Adjusted Cash Flow Reconciliation
($ in millions)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Net Cash provided by Operating Activities	$39.3	$36.1	$100.0	$103.8
Changes in Assets & Liabilities Related to Operations	(2.0)	23.0	14.7	54.9
Adjusted Cash Flow from Operations	$37.3	$59.1	$114.7	$158.7

See Slide 2 regarding Forward Looking Statements

Adjusted Net Income Reconciliation
($ in millions)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Net income loss	($24.5)	$126.9	($63.3)	$72.3
Unrealized derivative loss (1)	35.0	(171.0)	95.7	(45.4)
Tax effect	(13.3)	65.1	(37.4)	15.7
Other	-	(0.2)	2.6	4.0
Adjusted net income (loss)	($2.8)	$20.8	($2.4)	$46.6
(1) Includes natural gas marketing activities.

NASDAQ:PETD
Petroleum Development Corporation
2009 Third Quarter Teleconference
November 5, 2009